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                                                                     Exhibit 5.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Sponsors and Trustee
of Defined Asset Funds--Government Securities Income Fund, U.S. Treasury Series--7--Laddered Zero Coupons

We consent to the use in Post-Effective Amendment No. 7 to Registration
Statement No. 33-28452 of our opinion dated           , 1997 appearing in the
Prospectus, which is part of such Registration Statement, and to the reference to us under the heading 'Auditors' in such Prospectus.

DELOITTE & TOUCHE LLP
New York, N.Y.
February 5, 1997